® Investor Day 2015 2015 Investor Day November 19, 2015 ® Exhibit 99.2

® Investor Day 2015 Today’s Agenda 2 Topic Speaker Welcome and Overview of Company & Strategy Grayson Hall Regional Banking Group John Owen Corporate Banking Group John Turner Enterprise Risk Management & Credit Outlook Matt Lusco & Barb Godin Financial Overview and Expectations David Turner Final Q&A Session Grayson Hall Lunch

® Investor Day 2015 Forward‐looking statements 3 This presentation may include forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue. • Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain no regulatory objection (as part of the comprehensive capital analysis and review ("CCAR") process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

® Investor Day 2015 4 • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act. • The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. • Our inability to keep pace with technological changes could result in losing business to competitors. • Our ability to identify and address cyber-security risks such as data security breaches, "denial of service" attacks, "hacking" and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; increased costs; losses; or adverse effects to our reputation. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies could materially affect how we report our financial results. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. Forward‐looking statements continued The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors" of Regions' Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission. The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

® Investor Day 2015 2015 Investor Day Building Sustainable Franchise Value Grayson Hall November 19, 2015 ®

® Investor Day 2015 Our banking franchise Regions aims to be the premier regional financial institution in America Corporate Banking Business Capital Capital Markets Dealer Finance Equipment Finance Government/Institutional Specialized Industry Institutional Services Insurance Private Wealth • • • • • • • • • (1) As of 9/30/2015 Alabama – 236 Louisiana – 109 Arkansas – 97 Mississippi – 139 Florida – 352 Missouri – 64 Georgia – 131 North Carolina ‐ 6 Illinois – 59 South Carolina – 30 Indiana – 61 Tennessee – 238 Iowa – 11 Texas – 81 Kentucky – 15 Virginia ‐ 1 • Line of Business CoverageBranch Locations by State (1) 2

® Investor Day 2015 Strength of markets – our 16 state footprint Of all US auto  manufacturing is  within our footprint(2) 30% Of all US auto  manufacturing  employment is in  our footprint(2) 46% All new jobs  created in the US  since 2009 were in  our footprint(1) 41% Of the total US GDP  is within our  footprint(4) 39% Non‐durable goods  manufacturing occurs  in our footprint(4) 53% Of all US port trade  tonnage(3) travels through  ports in our footprint 62% (1) U.S. Congress, Joint Economic Committee (Ranking Democrat Carolyn B. Maloney), September 2015 (2) Includes Motor Vehicle Manufacturing (NAICS 3361), Body and Trailer Manufacturing (NAICS 3362), and Parts Manufacturing (NAICS 3363). Source: Center for Automotive  Research, January 2015 (3) Based on the Top 100 U.S. Ports by trade tonnage. Source: U.S. Army Corps of Engineers, Waterborne Commerce Statistics Center (4) U.S. Department of Commerce, Bureau of Economic Analysis 3

® Investor Day 2015 Strength of markets Core markets provide a sound deposit franchise Regions Branches Regions Insurance Group 79% 79% of total  deposits are in  these six states AL – MS – FL  LA – TN – AR  Ranked 3rd or better  in 14 of our Top 25  MSAs TOP  3 Source: SNL Financial as of 6/30/2015 FDIC summary 4

® Investor Day 2015 Strength of markets Priority markets provide opportunities for growth Top MSAs      Deposits Market  Rank ’15‐’20 Population  Growth Birmingham, AL $10.9 1 Nashville, TN $6.9 2 Tampa, FL $5.8 4 Memphis, TN $4.4 2 Miami, FL $4.2 12 Atlanta, GA $3.6 6 Jackson, MS $3.1 2 St. Louis, MO $2.8 4 New Orleans, LA $2.6 5 Mobile, AL $2.4 1 Source: SNL Financial 1.0% 4.8% 0.9% 1.5% 5.9% 6.4% 2.1% 5.3% 6.5% 1.9% National Average: 3.5% 5

® Investor Day 2015 Strength of markets Priority markets provide opportunities for growth Population  Rank 19th Largest City Projected  Population  Growth 7.7% Projected  Population  Growth 4.8% Projected  Population  Growth 5.9% Source: SNL Financial 6

® Investor Day 2015 Business mix (1) Income mix based on YTD results through 3Q2015. Excludes corporate treasury and other corporate support segments. Consumer &  Business  Banking 47% Wealth 7% Corporate  Banking 46% Corporate Banking Income Mix by Business(1) Consumer &  Business Banking  Private Wealth Management  Institutional Services Wealth  Retail Banking  Mortgage & Consumer Lending  Indirect Lending  Credit Card  Regions Now Banking ®  Branch Small Business  Business Banking  Corporate Banking  Commercial Banking  Real Estate Banking  Specialized Industries  Regions Business Capital  Capital Markets  Treasury Management  Regions Insurance  Regions Investment Services 7

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our priorities 5 strategic priorities that provide direction for decisions 8

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our priorities 5 strategic priorities that provide direction for decisions 9

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our priorities 5 strategic priorities that provide direction for decisions 10

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our priorities 5 strategic priorities that provide direction for decisions 11

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our priorities 5 strategic priorities that provide direction for decisions 12

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our priorities 5 strategic priorities that provide direction for decisions 13

® Investor Day 2015 A solid foundation Strength of Markets Strength of  Team Strength of  Culture Strength of  Execution  Improving associate  engagement   Attracting, retaining and  developing talent  One Team – One Regions  Strong foundation of  mission and values  SM is delivering  deeper relationships  Connectivity between  Risk Management and all  areas of the bank  De‐risked the balance  sheet  Diversified revenue with  new products/services  Grew loans, deposits and  households SM 14

® Investor Day 2015 Strength of culture Basic values, beliefs & mission reflect our culture Regions' mission is to achieve  superior economic value for our  shareholders over time by making life better for our  customers, our associates and  our communities and creating shared value as  we help them meet their financial  goals and aspirations. Most Reputable  Bank in the U.S.  (2015) Ranked #1 among all  measured banks based on  the 2015 American  Customer Satisfaction  Index Retail Banking Study Top 40 Places to Work  (2015) 15

® Investor Day 2015 Capital Return vs. Peers $54 $138 $247 $307 Strength of execution: what we… Are doing …  Growing loans in almost every category  5% growth YTD  Growing households/checking accounts,  and consistently increasing penetration  rates  Growing and diversifying Non‐Interest  Income (1)  4.5% growth YTD, with growth in  almost all categories  Managing Expenses through targeted  initiatives  Returning more capital to shareholders 46% 94% 61% 63% 2014 Projected 2015 CCAR Capital Plan Distributions Regions Peer Average Dividends ($ in millions)  Share repurchases $0 $339 $256 $627 ‘12 ‘13 ($ in millions)  ‘14 ’15 Est. ‘12 ‘13 ‘14 ’15 Est.* Peer set includes ‐ BAC, BBT, CMA, FITB, HBAN, JPM, KEY, PNC, STI, USB, WFC, ZION Source: 2015 peer CCAR disclosures, SNL, FactSet Income Estimates, Company Filings Note: 2015 CCAR Capital Plan represents the period 2Q 2015 ‐ 2Q 2016. (1) Adjusted non‐GAAP; see appendix for reconciliation, excludes Ready Advance income.   * 1Q15 actual was $102MM, projected 2Q15‐4Q15 based on 2015 CCAR submission of  $875MM, evenly spread over 5 quarters for this example, but are subject to market  conditions and other possible capital uses. 16

® Investor Day 2015 Strategic initiatives – strengthen financial performance Effectively Deploy Capital Grow and Diversify Revenue Disciplined Expense Management Three pillars of execution 17

® Investor Day 2015 ®

® Investor Day 2015 2015 Investor Day Regional Banking Group John Owen November 19, 2015 ®

® Investor Day 2015 Regional Banking Group overview Consumer Services Group Retail Small Business Mortgage Indirect Lending Wealth Management Group Private Wealth Investment Services Institutional Services Insurance 1,630 Branches 1,966 ATM’s 1.4 million Mobile Users 1.9 million Online Users 92 million Contact Center  calls per year  4.4 million customer  households  $72.9 billion in  Deposits  $39.6 billion in Loan  balances  $27 billion in Assets  Under Management  17,207 associates  covering 16 states 2

® Investor Day 2015 Checking Accounts • 2% ‐ 3% Credit Cards • 9% ‐ 10% Debit Cards • 2% ‐ 3% Regions Now Banking® • 6% ‐ 7% Wealth Management Quality  Households Regional Banking Group 2015 highlights Deposits • 2% ‐ 3% Consumer Loans • 3% ‐ 4% Assets Under Management • 1% ‐ 2% Regions360SM Relationships • 2% ‐ 4% Wealth Management Non‐ Interest Income • 10% ‐ 12%• 2% ‐ 4% Growing the Business           3

® Investor Day 2015 The right delivery model Regions’ Customers Guided by Local Bankers Supported by industry specialists and a strong back office  Relationship Managers  Branch Team  Wealth Advisors  Insurance Specialists 1,630 Branches 1,966 ATM’s 1.4 million Mobile users 1.9 million Online users 92 million Contact Center  calls per year 4

® Investor Day 2015 Consumer Services delivering steady organic  growth – focused on the fundamentals  Remain focused on organic growth  Deepen customer relationships  through                     strategy  Continue investments in our  distribution network   Innovate and launch initiatives  that meet customer needs SM Grow and Diversify Revenue Effectively Deploy Capital Disciplined Expense Management 5

® Investor Day 2015 Focused on organic growth in attractive markets St. Louis HoustonAtlanta Charlotte Indianapolis AustinMiamiTampa Bay Orlando Dallas New Orleans  Population base of more than  80 million and growing  17 of the 36 U.S. major  metros (population >500,000)  with strong population  growth (>5%) are in our  footprint  Strong Consumer, Wealth  Management, and Business  opportunities  6

® Investor Day 2015 Diverse and growing businesses Ports / International Trade Transportation Automotive Healthcare Manufacturing Logistics Aerospace / Defense Technology   Retirees Tourism Agriculture / Timber Financial Services Entertainment Consumer Products  Life Sciences Government  / Military Energy  Petrochemicals  Airlines Providing stable employment for a healthy consumer market 7

® Investor Day 2015 Deepening customer relationships through                go‐to‐market strategy Meeting  customer needs  through a team‐ based approach relationships are  up ~2% year‐to‐ date Branch referrals  to other  businesses are  up 42% year  over year Branch revenue  per referral is up  13% SM SM 8

® Investor Day 2015 Continue investments in our distribution network  Continue investments in mobile  and online  Building five branches in 2015 and  three in 2016  Continue deployment of Universal  Banker  Branch consolidations will  continue in 2016 and 2017 9

® Investor Day 2015 Track record of launching new and innovative  solutions to meet customer needs  Launched Regions Now Banking®2012 Grew customer base to 500,000  Re‐entered Indirect Auto Prudent loan growth reaching $3.9 billion2010  Launched Remote Deposit Capture  Deliver funds availability options to the  customer Growing more than 5,000 active cards per  month in 2015  Purchased Credit Card book of business2011 Initiative Impact  Launched Financial Consultant initiative Grew brokerage assets from zero to $2 billion 2013 10

® Investor Day 2015 Track record of launching new and innovative  solutions to meet customer needs  Launched saving secured loans for loans under $2,000 Added 45,000 new loan customers  Launched Regions Streamline of Credit   for loans under $2,000 Added 40,000 new loan customers  Launched pilot branch formats Test and Learn approach to meet customer needs  with more automation and less square footage 2014  Launched point‐of‐sale partnership  focused on home improvement industry Forecasting loan balances of $364 million in 20152015  Execute growth plans for previously launched initiatives  Pilot and test consumer online lending  Grow and diversify revenue through additional point‐of‐sale loan partnerships2016 ‐ 2018 Initiative Impact SM 11

® Investor Day 2015 New point‐of‐sale lending partnership with  GreenSky®  Launched fourth quarter 2014  Focused on meeting customer  needs in the home improvement  space  Supports Regions’ strategy to  diversify and grow consumer  loans  Accretive to earnings in year one $6 $364 $575 Dec 2014 Dec 2015 Estimate Dec 2016 Outlook Strong Loan Balance Growth ($ in Millions) 12

® Investor Day 2015 Growing Indirect Auto in a prudent manner  Focused strategy on aligning with  large preferred dealer groups  50% of production is from  preferred dealer groups  Loss rates for preferred dealers  are significantly lower No subprime; no leases with  Regions’ dealer partners $1.6 $4.0 $4.6 Dec 2010 Dec 2015 Estimate Dec 2016 Outlook Strong Loan Balance Growth ($ in Billions) 13

® Investor Day 2015 Business Banking Three pillars of execution  Remain focused on organic growth  Deepen customer relationships  through  strategy  Expand online credit delivery  channel through partnerships with  alternative lenders  Continue expansion of Small  Business Administration (SBA)  product offerings SMGrow and Diversify Revenue Effectively Deploy Capital Disciplined Expense Management 14

® Investor Day 2015 Business Banking delivering strong deposit  growth while loan demand remains weak  Strong deposit growth – balances up  more than 8% year‐to‐date  Growing Business Banking  relationships – up 7% year‐to‐date  Growing                    relationships – up 6% year‐to‐date  Growing SBA lending, 2015 loan  production up 13% year‐over‐year  Launched partnership with  Fundation – online small business  lender  The number of small businesses has  declined 18% since 2008  Small business formation remains  weak  Loan demand remains weak  Rapid growth of non‐bank online  small business lenders Key Wins Challenges SM TM 15

® Investor Day 2015 Business Banking continues a slow recovery Dallas / Fort Worth Houston Austin San Antonio Birmingham Miami Orlando St. Louis FL Panhandle Atlanta Memphis Clearwater / St. Pete Nashville South AL Tampa Baton Rouge Dallas / Fort Worth Knoxville Jacksonville Strong Deposit Growth ‐ Low demand for Credit Loan Growth Opportunity Markets Core Business Banking Markets Raleigh Baton Rouge Northeast AR Charlotte Little Rock Ft. Myers  Strong Deposit Growth Markets Birmingham Miami St. Louis Ft. Lauderdale Atlanta Orlando Nashville Clearwater / St. Pete Baton Rouge Tampa New Orleans 16

® Investor Day 2015 Investments in SBA 7A lenders delivering results  Hired 22 SBA 7A lenders over 24  month period Moved from being the 95th SBA  lender in the U.S. in 2013 to 12th in 2015 New SBA specialists break even  after 11 months Steady Production Growth ($ in Millions) $37 $200 $225 $250 2013 2014 2015 Estimate 2016 Outlook 17

® Investor Day 2015 New online lending partnership with Fundation  Launched September  2015  Focused on meeting  small business  customer needs by  providing an online  delivery channel for  loans  Supports Regions’ Test  and Learn strategy TM 18

® Investor Day 2015 Wealth Management Group   Three pillars of execution  Remain focused on organic growth  Deepen customer relationships  through                    strategy  Grow Assets Under Management Make bolt‐on acquisitions and lift‐ outs Grow and Diversify Revenue Effectively Deploy Capital Disciplined Expense Management SM 19

® Investor Day 2015 Wealth Management strategy delivering  revenue growth  Developed a talented team focused  on client needs  Built out our Investment Services  team   Continue investments in Insurance  lift‐outs and acquisitions  Fiduciary standard of care in Private  Wealth Growing Non‐Interest Income ($ in Millions) $367 $411 $458 2014 Actual 2015 Estimate 2016 Outlook 20

® Investor Day 2015 Investments in Financial Consultants delivering  results Fee Income ($ in Millions) $7.7 $19.3 $30.6 $38.0 2013 Actual 2014 Actual 2015 Estimate 2016 Outlook  Hired, trained and on‐boarded  225 Financial Consultants over  three years  Financial Consultants breakeven  at nine months  Brokerage assets have grown from  $0 to $2 billion  Targeting customers with  $500,000 or less to invest 21

® Investor Day 2015 Steady revenue growth from investments in  Insurance  Experienced team Organic growth and acquisitions /  lift‐outs driving revenue growth  Efficient delivery model – one  technology platform  Low risk business model Insurance Income ($ in Millions) $124 $141 $165 2014 Actual 2015 Estimate 2016 Outlook 22

® Investor Day 2015 Continue execution of Lean Six Sigma initiatives Delivered $35 million annualized financial benefits in 2015 Targeting $30 million to $50 million of revenue or expense  improvements in 2016 Usage of Remote Deposit Capture, DepositSmart ATMs® and  Universal Banker, driving teller headcount down by more than 380  positions in 2014 and 2015 Branch consolidation opportunities will continue in 2016 and 2017 Remain focused on digitization of work processes Disciplined Expense Management 23

® Investor Day 2015 Investing in people & products Cumulative 3‐Year Financial Impact of Initiatives 2015 2016 2017 2018 Revenue Pre‐Tax Income 24 Expenses

® Investor Day 2015 Regional Banking Group Positive  Operating  Leverage  of 2% ‐ 3% Revenue  growth of 2% ‐ 4%  (CAGR) 2016 – 2018 Growth Outlook – Annual Growth Targets Customer accounts  2% ‐ 4%  accounts  2% ‐ 4% Deposits  2% ‐ 4% Loans  3% ‐ 5% Assets Under Management  5% ‐ 7% Wealth Management Non‐Interest  10% ‐ 12% Income SM 25

® Investor Day 2015 ®

® Investor Day 2015 2015 Investor Day Corporate Banking Group John Turner November 19, 2015

® Investor Day 2015 Strategic initiatives – strengthen financial performance Effectively Deploy Capital Grow and Diversify Revenue Disciplined Expense Management Three pillars of execution 2

® Investor Day 2015 17,207  1,196  5,549  58% 42% 73% 27% 78% 22% 80% 20% Loans Revenue Pre‐Tax Pre‐Provision IncomeHeadcount Deposits Non‐Interest Income The Corporate Banking Group Notes: 1. All figures above are based on 2015 YTD financials, unless otherwise noted. 2. All figures, except Headcount, exclude Treasury, Corporate Support and discontinued operations. 3. The Regional Banking Group represents the combination of the consumer bank and wealth management reportable segments presented in the Company’s 3Q15 Form 10‐Q filed with the SEC. Regional Banking Group Other Corporate Banking Group 50% 50% 3

® Investor Day 2015 Corporate Banking Group structure Businesses Clients1,3 Loans2 Deposits2 Revenue2 Relationship  Managers3 Commercial Banking $20MM–$250MM sales 2,051 $15.9B $13.3B $472MM 99 Corporate Banking $250MM–$2B sales 766 $12.2B $3.5B $340MM 20 Real Estate Banking 651 $10.1B $2.0B $252MM 39 TOTAL4 3,468 $39.9B $19.8B $1.14B 158 1. Client count excludes those relationships with less than $25,000 of trailing annual revenue.  2. Average balances and revenue is YTD as of Q3 2015.   3. Client and RM count as of Q3 2015. 4. Total Corporate Banking Group contains Loans, Deposits and Revenue that are not included in the three businesses. 4

® Investor Day 2015 Corporate Banking business model Healthcare Energy & Natural Resources Technology & Defense Restaurant Transportation Financial Services Asset Based Lending Lender Finance Retail Trade A/R Securitization Capital Markets Treasury Management Equipment Finance Wealth Management Market Based Local Bankers Commercial Banking Corporate Banking Real Estate Banking Regions Business  Capital Specialized Industries Product Partners Government & Institutional Banking 5

® Investor Day 2015 Opportunities & initiatives Opportunity Initiative Underpenetrated in some markets and business  segments Continue to recruit, retain and develop bankers who  provide quality ideas and solutions Too many of our relationships are single‐service Improve execution on our needs‐based sales  approach and expand relationships Low returns characteristic of some client relationships  and portfolios Employ a data‐driven approach to allocating capital  and other resources Our revenue mix is too heavily weighted toward net  interest income Continue to build out our Capital Markets and  Treasury Management product capabilities 6

® Investor Day 2015 Notes: 1. Based on number of client‐facing associates. 2. Source: Moody’s Analytics. 3. Core Markets: Regions’ market ranking is 1, 2 or 3; Strategic Markets:  One of the top 13 markets based on client‐facing associates and Regions’ market ranking is 1, 2 or 3; Growth Markets: One of the top 13 markets based on  client‐facing associates and Regions’ market ranking is 4 or greater.  Building Capacity Across Our Footprint 7

® Investor Day 2015 Our local relationship  managers collaborate with  Specialized Industries,  Regions Business Capital  and product partners to  deliver the whole bank to  the client, meeting clients’  needs and helping them  achieve their financial and  operational objectives impact in Corporate Banking Group SM 8

® Investor Day 2015 Impact in Corporate Banking Group SM Relationships that are shared  between our C&I bankers and  our Specialized Industries or  RBC bankers generate 134%  more revenue than our core  C&I relationships 134% more  revenue In our core Commercial  Middle Market business,  relationships  generate, on average, 3.3  times more revenue as  other relationships SM 3.3x more  revenue Even when adjusting for the  larger size of these  relationships, shared  relationships generate 73%  more revenue than our core  C&I relationships 73% more  revenue 9

® Investor Day 2015 Investing in people & products 2014‐2015 2016‐2018 Investments in People  Two new industry sector  teams  Strategic additions to  Commercial and Corporate  Banking teams  Real Estate Capital Markets  and M&A advisory  Additional Capital Markets staff  to support new products Investments in Products  Multifamily debt  placements  M&A advisory  CMBS origination  Loan sales and trading  Fixed income sales and trading  Treasury Management platform  upgrade Bankers should  breakeven within 11  months Business investments  should generate a  minimum IRR of 15% We will take a disciplined  approach 10

® Investor Day 2015 2014 2015 2016 2017 2018 Revenue Pre‐Tax Income Expenses Investing in people & products Cumulative 3‐Year Financial Impact of Initiatives 11

® Investor Day 2015 Growing non‐interest income 20% 27% 35% 39% 42% 25% 21% 19% 19% 19% 19% 20% 18% 18% 17% 36% 32% 28% 24% 22% 2014 2015 2016 2017 2018 Treasury Management Revenue Letter of Credit / Unused Fees Other Non‐ Interest Income Capital Markets Non‐interest income mix 78% 77% 78% 74% 72% 22% 23% 22% 26% 28% 2012 Actual 2013 Actual 2014 Actual 2015 Estimate 2016‐2018 Target Net Interest Income Non‐Interest Income Net Interest  Income +4% Non‐Interest  Income +10% Long‐term Targets                                Compound Annual Growth Rates (2015‐2018) Revenue Mix 12

® Investor Day 2015 Growing our leadership role in loan syndications Source: Thompson Reuters; includes both left and right leads $1  $2  $4  $5  $6  $8  $10  12 18 39 56 68 87 107  $‐  $2  $4  $6  $8  $10  $12 0 25 50 75 100 125 150 D e a l   V o l u m e   ( $   i n   B i l l i o n s ) D e a l   C o u n t Lead Arranger Deal Volume Lead Arranger Deal Count Achieving a lead role materially expands  the fee income from a relationship.  Impact:  Our average trailing annual revenue from  left lead relationships is 2.6 times greater  than our revenue from other shared  national credits  Our risk‐adjusted return on capital for left  lead relationships is roughly twice the value  for other shared national credits Loan Syndications 13

® Investor Day 2015 Corporate Banking Group targets Objectives 2016‐18 Target Key Initiatives Grow Loans 4% – 6% › Strategic adds to staff in Corporate Banking Grow Deposits 2% – 4% › Improved use of Customer Relationship Management  tools Grow Non‐Interest Income 8% – 12% › New Capital Markets product capabilities Manage Profitability (RAROC) 15% – 18% › Data‐driven capital allocation approach › Develop new SNC relationships into full banking  relationships Manage Client Satisfaction Top quartile scores › Continued recruitment, retention and development of  top‐tier bankers Targets for loan growth, deposit growth and non‐interest income growth are annual, rather than cumulative, growth targets. 14

® Investor Day 2015 2016‐18 strategic priorities Recruit, retain, motivate, and  coach bankers who will  differentiate Regions by the  quality of advice, guidance, and  expertise they provide. Use data and analytics to  allocate capital and other  resources. Continue to develop a relationship‐ focused and needs‐based sales culture,  executing on our                model. Continue to build out  product capabilities in  Treasury Management and  Capital Markets to drive  non‐interest income growth. SM SM 15

® Investor Day 2015 ®

® Investor Day 2015 2015 Investor Day Risk Management & Credit Matt Lusco Barb Godin November 19, 2015 ®

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our priorities 5 strategic priorities that provide direction for decisions 2

® Investor Day 2015 A look at our progress Evolution of risk management at Regions 2015 Basic Risk Silos Top  Down Integrated Risk  Management Risk  Intelligent S h a r e h o l d e r   V a l u e 2010 Regions has transitioned from a basic risk management program, guided by ad‐hoc policies and  procedures, to fully integrated risk management. 3

® Investor Day 2015 Enhancing risk culture at Regions A strategic priority Regions is committed to continuous improvement and the  sustainability of our mission.    Continuing to  enhance Regions’  risk culture  Needs‐based selling  Deepen existing relationships  Ensure transparency and  better credit performance  Build the Best Bank Business Strategy Risk Appetite Financial Results  Ensuring Regions’ business  strategy is aligned with its  appetite for risk SM 4

® Investor Day 2015 Risk Ownership & Awareness (ROA) Initiatives ROA  Communications  & Outreach  Campaign Business Risk  Committees  Risk and Control  Self‐Assessment  (RCSA) Refresh IT Risk Framework  Enhancements 5

® Investor Day 2015 Risk Management Framework Sound Risk Appetite Risk Appetite Understood across the Company Risk concentrations Risk reward evaluation Financial Strength Alignment with Strategy Overall Risk Capacity 6

® Investor Day 2015 Regions’ approach to managing risk Three lines of defense 1st Line of  Defense  Identifies, owns and manages risk  Implements action plans to strengthen risk management or reduce risk  Monitors and reports on risks relevant to the unit 2nd Line of  Defense 3rd Line of  Defense  Performs independent review and objective  assessments   Conducts financial, operational, technology, risk  management, compliance, and fiduciary audits  Designs risk management framework   Oversees the Company’s risk‐taking activities and assesses aggregate risk  independently   Identifies, measures, mitigates, monitors, and reports risks 7

® Investor Day 2015 Regions’ approach to managing risk A sound risk management framework Committees &  Working Groups Policies & Procedures Risk Reporting Responsible Risk GovernanceSustainable Risk Processes 8

® Investor Day 2015 From de‐risking to recovery 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4Q09 4Q10 4Q11 4Q12 4Q13* 4Q14 Net Charge‐Offs % of Loans 3Q15 9 *4Q13 included $151 million in Net Charge-Offs related to RFM TDR loan transfer to HFS, including these charges net charge-offs were 1.46%. Net Charge-Offs as presented excluding these charges would have been 0.67%.

® Investor Day 2015 Steady credit quality improvement  $70,000 $75,000 $80,000 $85,000 $90,000 $95,000  $‐  $500  $1,000  $1,500  $2,000  $2,500  $3,000  $3,500  $4,000 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14 Non‐performing Loans Total Loans Criticized and Total Loans  ($ in millions) $70,000 $75,000 $80,000 $85,000 $90,000 $95,000  $2,000  $4,000  $6,000  $8,000  $10,000  $12,000  $14,000  $16,000 4Q09 4Q10 4Q11 4Q12 4Q13 4Q14 Criticized Loans Total Loans Non‐Performing and Total Loans ($ in millions) 3Q15 3Q15 10

® Investor Day 2015 5 pillars of credit culture Everybody Owns Credit  Risk Committed to  continuous  improvement Asset Quality is  Derived from  People Quality Associates are  accountable for  decisions Diversification  is key 11

® Investor Day 2015 Diversity in the loan portfolio Loan Balances at September 30, 2015 ($ in billions) Investor Real  Estate, 8% Residential First  Mortgage, 16% Indirect ‐ Vehicles, 5% Home Equity,  14% All Other  Consumer, 3% All Other  Commercial,  24% Energy*, 4% Commercial  Real Estate  Related, 8% Manufacturing, 5% Financial  Services, 5% Healthcare, 5% Wholesale, 3% $81 B * Energy includes both direct and indirect exposure including any amounts from Investor Real Estate. Loan Balances at December 31, 2009 ($ in billions) Investor Real  Estate, 24% Residential First  Mortgage, 17% Indirect ‐ Vehicles, 3%Home Equity,  17% All Other  Consumer, 1% All Other  Commercial,  18% Energy*, 1% Commercial  Real Estate  Related, 5% Manufacturing, 4% Financial  Services, 3% Healthcare, 4% Wholesale, 3% $91 B 12

® Investor Day 2015 Energy overview Majority of balances  consist of approximately  40 Exploration &  Production and less  than 40 Oilfield Services  (“OFS”) customers.  Losses since  2008 are $11  million Only 4% or  $3.3B of  bank‐wide  loan balances 78% of balances  headquartered in  four states TX – LA – MS – AL  78% 4% Energy E&P OFS $11 MM The company  has been  involved with  energy lending  for more than  40 years 40 Years 13

® Investor Day 2015 Experienced energy team Energy Credit – 245 years of  combined experience Petroleum  Engineering – 100 years of  combined industry  experience Energy Specialty ‐ 266 years of  combined  experience 14

® Investor Day 2015 Oilfield  Services,  $1,095  Exploration and  production,  $960  Midstream,  $405  Downstream,  $71  Other,  $174  Indirect,  $554  Energy lending Note: Securities portfolio contains ~$240MM of high quality, investment grade corporate grade bonds that are energy related at 9/30/15 (1) As of 9/30/2015, $ in millions Outstanding Balances(1) Marine,  $481  Integrated  OFS,  $290  Compression,  $119  Fluid  Management,  $99  Pre‐drilling /  Drilling,  $86  Sand,  $20  Oilfield Services Outstanding Balances(1) 15

® Investor Day 2015 Oil field services credit servicing Monthly review of all credits Swat Team review industry issues and tear sheets Renewals or new credits require CCO approval 16

® Investor Day 2015 E&P energy credit servicing  The majority of E&P capital  expenditures are  discretionary   This led to a 20‐40%  reduction in lease  operating expenses in this  price down‐cycle Price Deck is redetermined quarterly, or more  frequently as conditions  dictate Regions Energy  team re‐evaluates  its portfolio  monthly  Upstream  E&P clients are  subject to  mandatory  semi‐annual  borrowing base  redetermination s 17

® Investor Day 2015 Credit quality outlook Long‐term 75‐100 bps Long‐term 120‐140 bps Long‐term 25‐35 bps 3Q15 Actual 30 bps  Net charge‐offs Non‐performing loans   Allowance to total loans 3Q15 Actual 97 bps  3Q15 Actual 138 bps  18

® Investor Day 2015 ®

® Investor Day 2015 2015 Investor Day Financial Overview David Turner November 19, 2015 ®

® Investor Day 2015 Focus on the Customer Build the Best Team Manage Performance Strengthen Financial Performance Enhance Risk Management Our Priorities 5 Strategic priorities that provide direction for decisions 2

® Investor Day 2015 Strategic initiatives – strengthen financial performance Effectively Deploy Capital  Disciplined organic growth  Return appropriate capital to shareholders  Use strategic investments to leverage our infrastructure and  enhance revenue diversification Disciplined Expense Management  Generate positive operating leverage  Continuously focus on efficiency and effectiveness  Define, develop and execute Six Sigma initiatives  Make prudent investments with appropriate returns Three pillars of execution Grow and Diversify Revenue  Leverage                    SM to grow customers and households and  deepen existing relationships  Prudently grow non‐interest income  Balance growth across geographies and businesses 3

® Investor Day 2015 Total Revenue 63% 37% Net Interest Income Non Interest Income Grow and Diversify Revenue Total Revenue(1) Mix – 2015 YTD $3.9B (1) Adjusted non‐GAAP; see appendix for reconciliation 4

® Investor Day 2015 Favorable asset sensitivity position Positioned to win in any rate environment Loan Mix(1) 59% 41% Variable Fixed (1) As of 3Q15 (2) See appendix for additional detail  Naturally asset‐sensitive balance sheet  Primarily core deposit funded  59% of loans have variable rates   Asset sensitive under a range of deposit  stress scenarios(2)  Net interest income increases even in a  flat rate environment, commensurate  with loan growth 5

® Investor Day 2015 Unique deposit base Favorable projected deposit beta 57% 35% 8% Interest Bearing Checking, Money Market & Savings Non‐Interest Bearing Checking Time (1) Average balances as of 3Q15 (2) Betas measure deposit rate changes relative to market rate changes. Note: Peers include BBT, FITB, PNC, STI, WFC, ZION $97.2B 48% 50% 52% 54% 56% 58% 60% 62% 64% 66% RF Historical Peer #1 Peer #2 Peer #3 Peer #4 Peer #5 RF ‐ Base Case Peer #6 Deposit Mix(1) Historical Peer Betas(2) 2Q04 – 2Q07 Peer Average 6

® Investor Day 2015 Unique deposit base Sticky deposit base 0% 10% 20% 30% 40% 50% 60% 70% 80% Peer #1 Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 RF Peer #12 Deposits <$250k / Total Deposits (1,2) Peer Average 0% 10% 20% 30% 40% 50% 60% Peer #1 Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 RF Peer #12 Deposits in Cities w/ Populations <1M / Total Deposits(1,2) Peer Average (1) Peer deposit data from 2Q15 bank call reports (SNL) and annual FDIC deposit market share reporting (2) Peers include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC & ZION 7

® Investor Day 2015 Non‐interest income 34% 21% 19% 9% 5% 12% Service charges Wealth Management Income Card and ATM fees Mortgage Income Capital Markets Other $1.4B Non‐Interest Income(1) Mix – 2015 YTD (1) Adjusted non‐GAAP; see appendix for reconciliation Grow and Diversify Revenue Summary of Non‐Interest Income  Initiatives  Year‐to‐date  Growth in checking accounts and households  Increased credit card penetration 110bps  Expanded Capital Markets capabilities  Expanded Treasury Management capabilities  Acquired Insurance agencies  Hired Financial Services Consultants 8

® Investor Day 2015 Source of sustainable franchise value Evidence that our investments are paying off Non‐Interest Income(1) Mix – 2015 YTD 2015  GreenSky  Fundation  Streamline of Credit  Financial Consultants  Insurance Acquisitions  M&A Advisory  Multifamily Debt  Placements  Affordable Housing  Treasury Management  Platform 2016‐2018  Additional point‐of‐ sale opportunities  CMBS Origination  Loan Sales & Trading  Fixed Income Sales &  Trading  Multifamily Debt  Placements  Affordable Housing  Treasury Management  Platform  Insurance acquisitions Growth Initiatives Non‐interest income(1) up 4.5% YTD 53 76 122 125 184 179 248 268 269 297 503 496 $1,379  $1,441  1Q‐3Q 2014 1Q‐3Q 2015 Service charges Wealth Management Card and ATM fees Other Mortgage Income Capital Markets ($ in millions) (1) Adjusted non‐GAAP; see appendix for reconciliation; 2014 excludes fees related to Ready Advance.   9

® Investor Day 2015 $3,666  $3,532  $3,471  $3,432  $3,358  $2,593  2010 2011 2012 2013 2014 2015 YTD Expenses  (1) Adjusted non‐GAAP; see appendix for reconciliation Full Year Expenses(1) Disciplined Expense Management 54% 10% 9% 4% 3% 3% 3% 14% Salaries and Benefits Occupancy FF&E Outside Services Professional & Legal FDIC Marketing Other Total Expense(1) Mix ‐ 2015 YTD 10 ($ in millions)

® Investor Day 2015 2016 35‐45% Elimination of core expenses of $300 million  over the next 3 years Represents ~9% of 2015 adjusted expense base Restructuring Core Expense Base Disciplined Expense Management 11

® Investor Day 2015 Disciplined Expense Management Committed to improve efficiencies  Hiring restrictions for non‐customer  facing positions started Oct 2015  Streamlining and automating  processes to reduce personnel  needs  Partially through staffing  reductions and through  attrition  Evaluate staffing models, spans  and layers throughout the  Company  Ensure incentives align to the  execution of this plan  Leverage technology to reduce  dependency on labor 60‐65% Operational  Efficiencies  Branch reconfiguration and continued  consolidations: 100‐150 branches  Targeted reduction in total occupancy  of 1 million square feet or ~10% 10 ‐ 15% Branch and  Real Estate  Optimization  Reduce third‐party spend  Curtail discretionary expenditures 25 ‐ 30% Third‐Party,  Discretionary  and Other 12

® Investor Day 2015 Strength of our capital position Industry leading common equity level 9.4% 9.6% 9.7% 10.0% 10.1% 10.1% 10.5% 10.6% 10.6% 10.7% 10.9% 11.0% 12.2% Peer #1 Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Regions Peer #12 Source: SNL Financial Peers include: BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC & ZION Basel III Common equity Tier 1 – 3Q15 Long‐term  Capital Target 8.5 ‐ 9.5% 13

® Investor Day 2015 Capital Priorities Effectively Deploy Capital Strategic InvestmentsDividends Share RepurchasesOrganic Growth 14

® Investor Day 2015 2016 Expectations  Average Loan growth 3 ‐ 5%  Average Deposit growth 2 – 4% Net interest income up 2 – 4%(1)  Adjusted non‐interest income up 4 – 6%  Adjusted expenses flat to up modestly: efficiency ratio <63%  Operating leverage of 2 – 4%(1) Net charge‐offs 25‐35bps (1) Interest rate scenarios include a flat yield curve and market forward interest rates as of 11.6.15. Expectations assume the low end of the range under  flat yield curve and the higher end of the range for market forward interest rates.  Note: 2016 non‐interest income reflects the impact from posting order change of approximately $10M‐$15M per quarter 15

® Investor Day 2015 Why Regions? – Building sustainable franchise value Effectively Deploy Capital Grow and Diversify Revenue Disciplined Expense Management Adjusted EPS growth  of 12‐15% (CAGR) Adjusted efficiency  ratio of <60% Adjusted ROATCE  12‐14% Three pillars of execution Long‐term expected results How we will deliver  Leverage our strengths  Team  Culture  Execution  Markets  Investing in growth initiatives  Expense eliminations  Grow earnings  Leverage capital  Return capital 16

® Investor Day 2015 ®

® Investor Day 2015 Appendix

The Chief Risk Officer's organization

Risk Management Leadership Team

Matt Lusco
Senior EVP, Chief Risk Officer
36 years of banking & financial services experience
5 years at RF

Barb Godin	Chad Webb	Doug Jackson	Jason Ross	Jim Phillips	Bob Shotkus
Chief Credit Officer	Head of Enterprise & Operational Risk	Chief Compliance Officer	Director of Market & Liquidity Risk	BSA/AML Officer	Director of Credit Review
41 years of banking experience	*16 years of banking & financial services experience*	*38 years of banking experience*	*23 years of banking & regulatory experience*	*33 years of financial crimes enforcement experience*	*39 years of banking experience*
12 years at RF	*4 years at RF*	*26 years at RF*	*10 years at RF*	*3 years at RF*	*4 years at RF*

Average tenure of Regions' Risk Management managers is ~10 years.

Average tenure of Regions' Risk Management team members is ~7 years.

851 Risk Management team members with >5 years experience at Regions

109 Risk Management team members with >20 years experience at Regions

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® Investor Day 2015 Credit structure Risk Management Group Credit Risk Group Consumer Credit Risk BB & Wealth Management Credit Problem Asset Management Emerging Credit Risk Credit Portfolio Management Credit MIS & Risk Reporting Commercial CreditRetail Collections & Asset Recovery Process Performance Management Credit Risk Governance & Policy Compliance Commercial Risk Rating Quantitative Risk Analytics Strategic Management Underwriting & Origination Risk Recognition & Asset Management Credit Servicing Loss Mitigation 3

® Investor Day 2015 Future Net Income of Total Proved Reserves Discounted Future Net Income of Total  Proved Reserves at 9% Risk Adjusted Discounted Future  Net Income of Total Proved  Reserves Risk Adjusted Discounted  Future Net Income of Total  Proved Reserves After  Advance Rate Total Lending  Value Borrowing Base Conservative borrowing base methodology ‐ energy 53% Under the Base  Case, the Total  Lending Value  will typically  cover the  determined  Borrowing Base  by ~1.5x Under the  Sensitivity  Case the Total  Lending Value  will typically  cover the  determined  Borrowing  Base by ~1.0x Base Sensitivity 100% 80% 4

® Investor Day 2015 3% 52% 4% 31% 10% $3.2 B 15% 51% 16% 9% 9% $8.7 B 13% 51%6% 24% 6% $4.5 B Credit balances by select states 1% 53% 4% 34% 8% $10.3 B Alabama LouisianaTexas Mississippi Commercial – Energy (Direct) Consumer Real Estate Secured Commercial – Non‐Energy Consumer Non‐Real Estate Secured Investor Real Estate 5

® Investor Day 2015 Risk Management ‐ Investing in Success  We have invested significantly in the following areas:  Capital and Strategic Planning  Enhanced loss forecasting and capital planning processes and the integration into business planning and strategy  Investment in 2014 to build out enhanced governance and controls framework, operational loss modeling capabilities  Model Risk Management & Validation  Effective model development and implementation along with strong model validation practices  Centralized Model Development team of 25; consists of 12 holding Ph.D. designation  Model Validation team of 26; includes 14 holding Ph.D. designation  Risk Management Systems and Infrastructure  Fully Integrated Enterprise Risk Management Framework and Risk Appetite Framework  Credit Portfolio Management & Enterprise Risk Analytics  Reducing outsized concentrations; portfolio shaping strategies; risk/return analysis to maximize capital utilization and shareholder value 6

® Investor Day 2015  Additional Investments include:  Risk Ownership & Awareness  Investment in ROA and ongoing risk culture initiatives  Enhanced and fully‐deployed Risk & Control Self Assessment (RCSA) program  Compliance Management Program, including BSA/AML/OFAC Compliance & Operations  Headcount growth of 160 positions in BSA/AML/OFAC Compliance & Operations and Compliance & Regulatory Risk Management  Investment in third‐party resources to build out 2nd Line of Defense testing, Third‐Party Compliance, Privacy/UDAAP, and Enhanced Due Diligence compliance functions  Cyber Security  Investments in technology and governance strengthening cyber defense  Team of 12 IT/Cyber security specialists within Risk Management and an investment in third‐party program evaluations and consultation  Data Quality  Enhanced data capture and data quality, with a focus on risk data  Named Chief Data Officer Risk Management ‐ Investing in Success 7

® Investor Day 2015 Standard shock scenario model assumptions 12 month NII sensitivity to instantaneous, parallel changes in interest  rates versus a market forward rate scenario Category Assumption Interest Rates +100 bps parallel instantaneous rate shock above market forward  rates Loan balances Moderate increase Deposit balances Moderate increase in balances, rate shock includes rate‐related  shift in deposit mix ($2.8B NIB to CD over 12 months) Loan spreads Moderate continued compression Deposit pricing Moderately more conservative than historical observations  (Projected interest bearing deposit beta ~61%) Securities portfolio Held at current levels MBS prepayment Vary with interest rate levels Hedging (swaps) No new transactions assumed 8

® Investor Day 2015 Asset sensitivity analysis(1) (1) As of 3Q15 (2) 12 month NII sensitivity to instantaneous, parallel changes in interest rates versus a market forward rate scenario. (3) Assumes reinvestment into wholesale funding $143  $67  ( $34 ) ( $20 ) ( $22 ) Standard Shock  Scenario +100bps⁽²⁾ Increased Interest Bearing Deposit Beta (5%) Additional Decline in  Deposit Balances  ($3B)⁽³⁾ Additional Deposit Remixing ($3B, all‐in $6B) Adjusted Standard Shock Scenario 9

® Investor Day 2015 Securities Portfolio Gov't/  Agency,  87% IG  Corporate  Bonds, 7% Private AAA  CMBS, 6% Securities Portfolio Mix Effective Duration 3.03 3.42 4.08 4.36 4.4 4.33 ‐50 Flat +100 +200 +300 +400  The securities portfolio is comprised of high quality  assets that serve to provide adequate liquidity,  preserve and protect capital, generate favorable  returns, and manage interest rate risk exposure.  Management has long been focused on maintaining  a portfolio which performs well under a host of  interest rate scenarios.    Given favorable liquidity position of the  organization, no wholesale changes are expected in  the securities portfolio. Note: As of 3Q15 10

® Investor Day 2015 Solid liquidity and funding mix 70% 75% 80% 85% 90% 95% 0.0% 5.0% 10.0% 15.0% 20.0% L o a n s   /   D e p o s i t s Funded Debt / Avg. Earnings Assets  Relatively low reliance on wholesale  funding, driven by large, stable core  deposit base  Low loan to deposit ratio (83%) and low  funded debt/earning assets (5.6%) which  provides greater flexibility to fund future  loan growth   Well positioned to be LCR compliant in a  cost effective manner Liquidity position vs. peers(1)(2) (1) Peer deposit data from 3Q15 SNL and earnings supplements (2) Peers include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC & ZION 11

Non–GAAP Reconciliation: Non-Interest Expense, Non-Interest Income and Revenue

Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP). Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP). Net interest income and non-interest income are added together to arrive at total revenue. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Nine Months Ended September 30		Change Nine Months Ended September 30 2015 vs. 2014	
		2015	2014	Amount	Percent
		($ in millions)			
Non-interest expense from continuing operations (GAAP)		$ 2,734	$ 2,463	$ 271	11.0%
Significant items:					
Professional, legal and regulatory expenses		(48)	7	(55)	NM
Branch consolidation, property and equipment charges		(50)	(6)	(44)	NM
Gain on sale of TDRs held for sale, net		-	35	(35)	-100.0%
Loss on early extinguishment of debt		(43)	-	(43)	NM
Adjusted non-interest expense (non-GAAP)		$ 2,593	$ 2,499	$ 94	3.8%
Non-interest income from continuing operations (GAAP)		$ 1,557	$ 1,429	$ 128	9.0%
Significant items:					
Securities gains, net		(18)	(15)	(3)	20.0%
Ready advance fees		-	(25)	25	-100.0%
Insurance proceeds		(90)	-	(90)	NM
Leveraged lease termination gains, net		(8)	(10)	2	-20.0%
Adjusted non-interest income (non-GAAP)	A	$ 1,441	$ 1,379	$ 62	4.5%
Net interest income (GAAP)	B	2,471	2,460	11	0.4%
Adjusted total revenue (non-GAAP)	A+B	$ 3,912	$ 3,839	$ 73	1.9%

NM - Not Meaningful

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Non–GAAP Reconciliation: Non-Interest Expense

Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management

	Year Ended December 31					Nine Months Ended Sept 30
	2010	2011	2012	2013	2014	2015
	($ in millions)					
Non-interest expense from continuing operations (GAAP)	$ 3,859	$ 3,862	$ 3,526	$ 3,556	$ 3,432	$ 2,734
Significant items:						
Professional, legal and regulatory expenses	(75)	-	-	(58)	(93)	(48)
Branch consolidation, property and equipment charges	(8)	(75)	-	(5)	(16)	(50)
Gain on sale of TDRs held for sale, net	-	-	-	-	35	-
Loss on early extinguishment of debt	(108)	-	(11)	(61)	-	(43)
Goodwill impairment	-	(253)	-	-	-	-
Securities impairment, net	(2)	(2)	(2)	-	-	-
REIT investment early termination costs	-	-	(42)	-	-	-
Adjusted non-interest expense (non-GAAP)	$ 3,666	$ 3,532	$ 3,471	$ 3,432	$ 3,358	$ 2,593

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